UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

Safeguard Scientifics, Inc.
(Exact Name of registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

150 N. Radnor Chester Rd., STE F-200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 par value)	SFE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Safeguard Scientifics, Inc. (the “Company”) was held on May 24, 2023. As of the Record Date of March 22, 2023, there were 16,262,973 shares of common stock outstanding and entitled to notice of, and to vote at, the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal I – Election of Directors

Shareholders approved the election of four directors to serve as directors for a one-year term to expire at the 2024 Annual Meeting.  The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ross D. DeMont	7,746,103	2,555,052	3,175,282
Russell D. Glass	7,393,035	2,908,120	3,175,282
Joseph M. Manko, Jr.	8,507,740	1,793,415	3,175,282
Beth S. Michelson	7,845,165	2,455,990	3,175,282

Proposal II – Advisory Vote Concerning Executive Compensation of the Named Executive Officers

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2023 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,413,899	1,786,864	100,392	3,175,282

Proposal III – Advisory Vote on Frequency of Future Advisory Votes Concerning Executive Compensation of the Named Executive Officers

Shareholders approved, on an advisory basis, the Company’s proposal to hold future advisory votes on executive compensation of the named executed officers annually.  In accordance with the Board of Director’s recommendation and the outcome of this advisory vote, the Company intends to hold the next advisory vote on the compensation of its named executive officers at the Company’s 2024 Annual Meeting. The voting results for this proposal are as follows:

One Year	Two Years	Three Years	Abstain	Broker-Non-Votes
9,843,572	9,217	337,288	111,078	3,175,282

Proposal IV– Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2023

Shareholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for its 2023 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,327,530	29,005	119,902	---

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: May 25, 2023	By:	/s/ G. Matthew Barnard
Name: G. Matthew Barnard
Title: General Counsel

4